UNITED  STATES
                       SECURITIES  AND  EXCHANGE  COMMISSION
                             WASHINGTON,  D.C.  20549

              ____________________________________________________

                                   FORM  8-K

                                 CURRENT  REPORT
     Pursuant  to  Section  13  or  15(d) of the Securities Exchange Act of 1934

       Date  of  Report  (Date  of  earliest  event  reported):  May  10,  2006


                          CHARYS  HOLDING  COMPANY,  INC.
             (Exact  name  of  registrant  as  specified  in  its  charter)


                                    DELAWARE
         (State  or  other  jurisdiction  of  incorporation  or  organization)

                  0-18292                                  54-2152284
          (Commission File Number)             (IRS Employer Identification No.)


   1117 PERIMETER CENTER WEST, SUITE N415                    30338
              ATLANTA, GEORGIA                             (Zip Code)
        (principal executive offices)


                                 (678)  443-2300
              (Registrant's  telephone  number,  including  area  code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written  communications  pursuant  to  Rule  425  under the Securities Act

[ ]  Soliciting  material  pursuant  to  Rule  14a-12  under  the  Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

     This Current Report on Form 8-K is filed to correct the IRS Employer Identification No. for the registrant.

ITEM  8.01.  OTHER  EVENTS.

    The registrant's correct IRS Employer Identification No. is 54-2152284. Previously, since July 28, 2004, the registrant has reported its IRS Employer Identification No. as 51-2152284. The difference is that the prefix of the IRS Employer Identification No. is 54 and not 51. The filing of this Form 8-K is not an admission that our previous filings, when filed, knowingly included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein not misleading.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May  10,  2006.                  CHARYS  HOLDING  COMPANY,  INC.


                                        By  /s/  Billy  V.  Ray,  Jr.
                                           -------------------------------------
                                           Billy  V.  Ray,  Jr.,
                                           Chief  Executive  Officer